Filed pursuant to Rule 497(c)
File Nos. 333-221764 and 811-23312
July 17, 2018

Impact Shares NAACP Minority Empowerment ETF

Ticker: NACP – NYSE ARCA

Prospectus

July 17, 2018

Although these securities have been registered with the U.S. Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC

Insured May Lose Value

No Bank Guarantee

-i-

Impact Shares NAACP Minority Empowerment ETF

Investment Objective

The Impact Shares NAACP Minority Empowerment ETF (the “Fund”) seeks investment results that, before fees and expenses, track the performance of the Morningstar Minority Empowerment Index (the “Underlying Index”).

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment).

Management Fee(1)(2)	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(3)	0.01%
Total Annual Fund Operating Expenses	0.76%

(1)	The Fund pays for the transfer agency, custody, fund administration, legal, audit and other services it requires under a unitary fee structure (the “unitary advisory fee”). Therefore, the Fund’s “Management Fee” includes fees payable to Impact Shares, Corp. (“Impact Shares” or the “Adviser”) for advisory services and for the provision by third parties engaged by Impact Shares of transfer agency, custody, fund administration, legal, audit and other services. Under the Fund’s Investment Advisory Agreement, the Adviser bears all expenses of the Fund (including those of the services listed above) with the exception of those described under the section titled “Management of the Fund.”
(2)	Impact Shares is paid a Management Fee at an annual rate of 0.75% on the “Average Daily Managed Assets” of the Fund. “Average Daily Managed Assets” is the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage).
(3)	Other Expenses are based on estimated amounts for the current fiscal year.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below.

1 Year	3 Years
$78	$243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Since the Fund had not commenced operations as of the date of this Prospectus, no annual portfolio turnover rate information is available.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its total assets, plus borrowings for investment purposes (the “80% basket”) in component securities of the Underlying Index (“Component Securities”).

The Fund may invest the remaining 20% of its total assets (the “20% basket”) in securities and instruments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type and of companies of any market capitalization (including small- and mid-capitalization companies), market sector or industry, but expects to invest primarily in equity securities of U.S. companies. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. The Fund also may invest in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, within the 20% basket to track the Underlying Index and as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to hedge various investments for risk management and speculative purposes. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser or its affiliates.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index.

The Adviser may use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, leverage and price to earnings ratios) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Underlying Index is so concentrated.

The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.

The Underlying Index is designed to measure the performance of large and mid- capitalization companies that are “empowering to minorities,” and to exhibit risk and return characteristics similar to those of the Morningstar US Large-Mid Cap ® Index, as described below.

The Underlying Index is constructed using a rules based methodology to select companies from the Morningstar US Large-Mid Cap ® Index (the “Parent Index”), a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. market) that have strong minority empowerment practices. Morningstar constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified and compiled by the NAACP (“NAACP” or the “Partner Nonprofit”) to measure the strength of minority empowerment practices and products or services for each company within the Parent Index (a company’s “Minority Empowerment Composite Score”). Based on that scoring, excluding those companies with a detrimental score for applicable controversies (as determined by Sustainalytics), the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure of companies with higher rankings as to minority empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. The Index Provider determines the weighting of each security in the Underlying Index using the following variables: Minority Empowerment Composite Score, market capitalization, maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on the following social screens used in determining the Minority Empowerment Composite Score that narrows the Index Universe. Each of the social screens for the Minority Fund addresses an issue that has a history of NAACP support.

1. Board Diversity This indicator provides an assessment of the diversity of a company’s board of directors. Diversity of background can provide fresh perspectives in the boardroom and lead to better board decision-making.

2. Discrimination Policy This indicator provides an assessment of the quality of a company’s policy to eliminate discrimination, including racial discrimination, and ensure equal opportunity.

3. Scope of Supplier Social Programs This indicator assesses whether a company has supply chain/contractors’ social programs including a focus on racial diversity and empowerment, and the scope of such standards.

4. Digital Divide Programs This indicator provides an assessment of the presence of programs that address the digital divide, i.e. the lack of access to modern means of communication/internet. Access to such means is often difficult for certain groups in modern society (e.g., people of color, poor, elderly) or people in certain regions.

5. Freedom of Association Policy This indicator provides an assessment of the quality of a company’s freedom of association and collective bargaining policy, including its impact on racial minorities.

6. Diversity Programs This indicator assesses the strength of a company’s initiatives to increase the diversity of its workforce, including racial diversity

7. Supply Chain Monitoring This indicator provides an assessment of whether the company has a supply chain monitoring system and/or whether there are other supply chain monitoring activities. Racial minority focused social standards are included within this monitoring.

8. Community Development Programs This indicator assesses the strength of a company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities, including minority communities, directly affected by the company’s operations.

9. Minority-Inclusive Health and Safety Management System This indicator assesses the strength of the company’s initiatives to manage employee health and safety and prevent accidents and occupational illnesses.

10. Conflict Minerals Programs This indicator measures the strength of a company’s initiatives to eliminate conflict minerals from its products and its supply chain.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodities Risk. Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested. The Fund’s investments in commodity-linked instruments may bear on or be limited by the Fund’s intention to qualify as a regulated investment company.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Derivatives Risk. Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Exchange-Traded Funds Risk. The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Ethnic Diversity Risk. The returns on a portfolio of securities that excludes companies that are not ethnically diverse may trail the returns on a portfolio of securities that includes companies that are not ethnically diverse. Investing only in a portfolio of securities that are ethnically diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.

Fee Risk. Because the fees paid by the Fund to Impact Shares are based on the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage), Impact Shares has a financial incentive to cause the Fund to utilize leverage, which creates a conflict of interest between Impact Shares, on the one hand, and the shareholders of the Fund, on the other hand.

Futures Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Industry Concentration Risk. Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk. The Fund relies on licenses that permit the Adviser to use the Underlying Index and associated trade names, trademarks and service marks of the relevant Index Provider, as well as the Partner Nonprofit’s name and logo (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual

Property. In the event a license is terminated or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.

Limited Operating History Risk. The Fund is newly formed and has no operating history for investors to evaluate as of the date of this Prospectus. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Management Risk. Management risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies. The Adviser has no experience managing an ETF. The relative lack of experience of the Adviser may increase the Fund’s management risk.

Market Price Variance Risk. Fund shares will be listed for trading on NYSE (the “Exchange”) and can be bought and sold in the secondary market at prevailing market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. In times of market stress, market makers and authorized participants may step away from their respective roles in making a market in Fund shares or in executing purchase and redemption orders, which could lead to variances between the market price of Fund shares and the underlying value of those shares. Also, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity of the Fund’s portfolio holdings, which could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop order. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Non-Diversification Risk. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. Although the Fund will be “non-diversified” for purposes of the 1940 Act, the Fund intends to comply with the diversification requirements under Subchapter M of the Code in order to be eligible to qualify as a regulated investment company.

Mid-Cap Company Risk. Investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, index providers, Authorized Participants (as defined below), market makers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.

Passive Investment Risk. The Fund is not actively managed and Impact Shares does not attempt to take defensive positions under any market conditions, including during declining markets.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Small-Cap Company Risk. Investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Swaps Risk. Investments in swaps involve both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

Because the Fund had not commenced operations as of the calendar year ended December 31, 2017, there is no annual performance information included. When available, updated performance information may be obtained by calling 844-448-3383 (844-GIVE-ETF) or visiting the Fund’s website: http://www.impactetfs.org.

Portfolio Management

Impact Shares, Corp. serves as the investment adviser to the Fund. The portfolio manager for the Fund is Ethan Powell, who has managed the Fund since inception:

Portfolio Manager	Managed the Fund Since	Title with Adviser
Ethan Powell	Inception	President

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. The Fund will issue and redeem shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Important Additional Information

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DESCRIPTION OF UNDERLYING INDEX

Additional information about the Fund’s Underlying Index construction is set forth below.

Impact Shares NAACP Minority Empowerment ETF

Morningstar Minority Empowerment Index (for purposes of this section, the “Underlying Index”)

The Underlying Index is constructed using a rules based methodology to select companies from the Morningstar US Large-Mid Cap ® Index (the “Parent Index”), a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. Market) that have strong minority empowerment practices. Morningstar constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified and compiled by the NAACP (“NAACP” or the “Partner Nonprofit”) to measure the strength of minority empowerment practices and products or services for each company within the Parent Index (a company’s “Minority Empowerment Composite Score”). Based on that scoring, excluding those companies with a detrimental score for applicable controversies (as determined by Sustainalytics), the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components.

The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure of companies with higher rankings as to minority empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. The Index Provider determines the weighting of each security in the Underlying Index using the following variables: Minority Empowerment Composite Score, market capitalization, maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments to the Underlying Index in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on the following social screens used in determining the Minority Empowerment Composite Score that narrows the Index Universe. Each of the social screens for the Minority Fund addresses an issue that has a history of NAACP support.

1. Board Diversity This indicator provides an assessment of the diversity of a company’s board of directors. Diversity of background can provide fresh perspectives in the boardroom and lead to better board decision-making.

2. Discrimination Policy This indicator provides an assessment of the quality of a company’s policy to eliminate discrimination, including racial discrimination, and ensure equal opportunity.

3. Scope of Supplier Social Programs This indicator assesses whether a company has supply chain/contractors’ social programs including a focus on racial diversity and empowerment, and the scope of such standards.

4. Digital Divide Programs This indicator provides an assessment of the presence of programs that address the digital divide, i.e. the lack of access to modern means of communication/internet. Access to such means is often difficult for certain groups in modern society (e.g., people of color, poor, elderly) or people in certain regions.

5. Freedom of Association Policy This indicator provides an assessment of the quality of a company’s freedom of association and collective bargaining policy, including its impact on racial minorities.

6. Diversity Programs This indicator assesses the strength of a company’s initiatives to increase the diversity of its workforce, including racial diversity.

7. Supply Chain Monitoring This indicator provides an assessment of whether the company has a supply chain monitoring system and/or whether there are other supply chain monitoring activities. Racial minority focused social standards are included within this monitoring.

8. Community Development Programs This indicator assesses the strength of a company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities, including minority communities, directly affected by the company’s operations.

9. Minority-Inclusive Health and Safety Management System This indicator assesses the strength of the company’s initiatives to manage employee health and safety and prevent accidents and occupational illnesses.

10. Conflict Minerals Programs This indicator measures the strength of a company’s initiatives to eliminate conflict minerals from its products and its supply chain.

DESCRIPTION OF PRINCIPAL INVESTMENTS

The following is a description of principal investment practices in which the Fund may engage. Any references to investments made by the Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Please see “Principal Risks” below for the risks associated with each of the principal investment practices.

Please see “The Fund’s Principal Investment Strategy” section under “Fund Summary” above for a complete discussion of the Fund’s principal investment strategies. The Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number). The Adviser seeks to track the performance of the Fund’s Underlying Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. The Adviser will utilize a sampling strategy in managing the Fund. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Underlying Index, outside of the Underlying Index and derivatives that have a similar investment profile as the Underlying Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from the Underlying Index. The Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Underlying Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight securities in the Underlying Index, purchase or sell securities not in the Index, or utilize various combinations of other available techniques, in seeking to track the Underlying Index. The Board of Trustees of the Trust (the “Board”) may change the Fund’s investment strategy, Underlying Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. The Board may also change the Fund’s investment objective without shareholder approval.

NON-PRINCIPAL STRATEGIES

Additional Information. The foregoing percentage limitations in the Fund’s investment strategies apply at the time of purchase of securities. The Board may change any of the foregoing investment policies, including its investment objective, the Underlying Index and its 80% investment policy, without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to committing less than 80% of its total assets, plus borrowings for investment purposes, under normal circumstances, in component securities of the Fund’s Underlying Index. For example, if the Fund’s Underlying Index is discontinued by its Index Provider, the license agreement for the Underlying Index is terminated by the Index Provider or the Board determines that it would not be beneficial to shareholders for the Fund to continue operations using the Underlying Index, the Board may change the Underlying Index as described in the “Investment Restrictions” section of the Fund’s SAI.

If the Fund’s shares are delisted, the Board may seek to list its shares on another exchange, merge with another ETF or traditional mutual fund or redeem its shares at NAV.

Borrowing Money. The Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although the 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and there is no percentage limit on Fund assets that can be used in connection with reverse repurchase agreements, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund’s total assets.

Certain Other Investments. The Fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps, options and futures contracts. Swaps, options and futures contracts and structured notes may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.

Lending of Securities. The Fund may lend its portfolio securities in an amount not to exceed one-quarter (25%) of the value of its total assets via a securities lending program through its securities lending agent (“Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. The Fund will receive collateral for each loaned security which is at least equal to 102% of the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, the Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by the Fund.

DESCRIPTION OF RISKS

Factors that may affect a Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The SAI includes more information about the Fund and its investments. The Fund is not intended to be a complete investment program.

Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indices that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indices tend to experience cycles of outperformance and underperformance in comparison to general securities markets.

Cash Transaction Risk. The Fund can effect creations and redemptions principally for cash, rather than for in-kind securities. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because the Fund currently can effect redemptions for cash, rather than for in-kind securities, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

Commodities Risk. Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested. The Fund’s investments in commodity-linked instruments may bear on or be limited by the Fund’s intention to qualify as a regulated investment company.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest, settlement or margin payments, or otherwise honor its obligations. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund’s income or the value of its assets may decrease. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In an attempt to limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Derivatives Risk. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, warrants and options contracts, among other types of contracts. Derivatives may relate to or reference securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices. There are many risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. These investments can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which they have invested. The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund. Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leverage Risk” below. Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Special tax considerations apply to the Fund’s use of derivatives. See the “Taxation” section below. Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of any clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk”) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Fund to new kinds of risks and costs. In addition, the SEC recently proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Exchange-Traded Funds Risk. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or market wide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage), if the shares are delisted from the Exchange1 without first being listed on another exchange, or if the listing exchange’s officials deem such action appropriate in the interest of a fair and orderly market or to protect investors. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of an other investment company. Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies.

Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Ethnic Diversity Risk. The returns on a portfolio of securities that excludes companies that are not ethnically diverse may trail the returns on a portfolio of securities that includes companies that are not ethnically diverse. Investing only in a portfolio of securities that are ethnically diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.

Fee Risk. Because the fees paid by the Fund to Impact Shares are based on the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage), Impact Shares has a financial incentive to cause the Fund to utilize leverage, which creates a conflict of interest between Impact Shares, on the one hand, and the shareholders of the Fund, on the other hand.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, investments by the Fund in non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, capital gains, or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.

Futures Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Illiquid Securities Risk. Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk.

Industry Concentration Risk. Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund are susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries. The performance of the Fund if it invests a significant portion of its assets in a particular sector or industry may be closely tied to the performance of companies in a limited number of sectors or industries. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments.

Intellectual Property Risk. The Fund relies on licenses that permit the Adviser to use the Underlying Index and associated trade names, trademarks and service marks, as well as the Partner Nonprofit’s name and logo (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual Property. In the event a license is terminated or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.

Limited Operating History Risk. The Fund is newly formed and has no operating history for investors to evaluate as of the date of this Prospectus. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In addition, if one or more key individuals leave, the Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving their investment objectives. The Fund’s portfolio manager uses quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Adviser has no experience managing an ETF. The relative lack of experience of the Adviser may increase the applicable management risks discussed above.

Market Price Variance Risk. Fund shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at prevailing market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the net asset value (“NAV”) of the Fund may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. There may be times when the market price of the Fund and the Fund’s NAV vary significantly and you may pay more than the Fund’s NAV when buying Shares on the secondary market, and you may receive less than the Fund’s NAV when you sell those Shares. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. In times of market stress, market makers and authorized participants may step away from their respective roles in making a market in Fund shares or in executing purchase and redemption orders, which could lead to variances between the market price of Fund shares and the underlying value of those shares. Also, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity of the Fund’s portfolio holdings, which could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop order. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Mid-Cap Company Risk. Investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Non-Diversification Risk. Due to the nature of the Fund’s investment strategies and their non-diversified status (for purposes of the 1940 Act), the Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. Since the Fund invests in the securities of a limited number of issuers, the Fund is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers. Although the Fund will be “non-diversified” for purposes of the 1940 Act, the Fund intends to comply with the diversification requirements under Subchapter M of the Code in order to be eligible to qualify as a regulated investment company.

Operational and Technology Risk. The Fund, its service providers, index providers, Authorized Participants, market makers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Adviser, the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”). Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing the Fund’s operations. For example, the Fund or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyberattacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Similar types of operational and technology risks are also present for issuers of the Fund’s investments, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving the Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, counterparties, issuers in which the Fund invests, or securities markets and exchanges.

Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events. When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price. When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments included in the applicable Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions under any market conditions, including during declining markets.

Securities Market Risk. Securities market risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. The profitability of the Fund substantially depends upon the Adviser correctly assessing the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price movements. The market prices of equities may decline for reasons that directly relate to the issuing company (such as poor management performance or reduced demand for its goods or services), factors that affect a particular industry (such as a decline in demand, labor or raw material shortages, or increased production costs) or general market conditions not specifically related to a company or industry (such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally). As a result of the nature of the Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in the Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Small-Cap Company Risk. Investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in securities. Transactions in swaps can involve greater risks than if the Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if the Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result insignificant losses. The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise. Certain separately managed accounts (“SMAs”) that are designed to track the performance of an index may serve as the underlying reference asset for total return swaps used by the Fund (“SMA Total Return Swaps”). This investment technique provides the Fund with synthetic long investment exposure to the performance of the index the SMAs seek to track, and thus, any underlying SMAs, through payments made by a swap counterparty to the Fund that reflect the positive total return, net of fees of the SMA, which may be netted against the payment of transaction fees. In exchange, the Fund makes periodic payments to the counterparty under the swap based on certain upfront and/or monthly transaction fees as well as payments reflecting any negative total return on the SMA. The swap generally provides the Fund with the economic equivalent of ownership of the portfolio of the SMA through an entitlement to receive any gains realized by the SMA and an obligation to pay any losses realized by the SMA, which may be netted against the financing expenses of the swap. This investment technique is intended to provide the Fund with exposure to the performance of the SMA and, indirectly, the performance of the index the SMA is designed to track. The performance of an SMA Total Return Swap is subject to the performance and the risks of the index the SMA seeks to track, and ultimately, of the underlying SMA and its investment portfolio. If the performance of the SMA underlying the SMA Total Return Swap is negative or is not sufficiently positive to offset the periodic payment due to the counterparty, then the performance of the Fund will be negatively impacted. Additionally, the performance of the underlying SMA may deviate from the performance of the index it is designed to track. To the extent that the SMA’s performance deviates from that of the relevant index, the performance of the SMA Total Return Swap, and in, turn, the performance of the Fund, will deviate from the performance of the relevant index as well. The expenses paid by the underlying SMA holder (including fees paid on the basis of the performance of the underlying account manager) reduce the performance returns of the SMA’s investments and those expenses are embedded in the returns of the SMA Total Return Swap are based on the net returns of the SMA. The Fund’s use of SMA Total Return Swaps may also subject the Fund to the risks of leverage, to the extent utilized by the SMAs.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in the applicable Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Underlying Index, the Fund’s returns may deviate significantly from the return of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmarks, either on a daily or aggregate basis. Because the Underlying Index rebalances quarterly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

MANAGEMENT OF THE FUND

Board of Trustees and Investment Adviser

The Board of Trustees (the “Board” or “Trustees”) has overall management responsibility for the Fund. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund.

Impact Shares, Corp. (“Impact Shares” or the “Adviser”) serves as the investment adviser to the Fund. The address of the Adviser is 2189 Broken Bend, Frisco, Texas 75034. Impact Shares provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research. Additionally, Impact Shares furnishes offices, necessary facilities, equipment and personnel. Organized in February 2014, Impact Shares is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Impact Shares is an ETF sponsor and investment manager that is creating a first of a kind platform for clients seeking maximum social impact with market returns.

Impact Shares’ goal is to build a capital markets bridge between leading nonprofits, investors and corporate America to direct capital and social engagement on societal priorities.

The Adviser is a tax-exempt organization under Section 501(c)(3) of the Code. The Adviser intends to make charitable contributions to the Partner Nonprofit equal to the excess, if any, of Impact Shares’ fees with respect to the applicable Fund over Impact Shares’ operating expenses and a reserve for working capital. The Adviser’s intent is to provide financial support to further the causes championed by each Partner Nonprofit. For additional information see “Partner Nonprofit,” below.

The Fund has entered into an investment advisory agreement with Impact Shares (the “Investment Advisory Agreement”), pursuant to which Impact Shares either provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research, or hires a sub-adviser to do so, subject to Impact Shares’ general oversight.

For the services provided to the Fund under the Investment Advisory Agreement, the Fund pays the Adviser an annual unitary fee, payable monthly, at the rate of 0.75% of the Fund’s Average Daily Managed Assets (as defined below). “Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). From time to time, the Adviser may waive all or a portion of its fee, although it does not currently intend to do so. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any; salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Adviser or its subsidiaries or affiliates; taxes and governmental fees, if any, levied against the Fund; brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund; expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing; fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of the Adviser or its subsidiaries or affiliates; extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, contractual arrangements with Partner Nonprofits and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; organizational and offering expenses of the Fund, including registration (including Share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the 1940 Act and the initial registration of its shares under the Securities Act (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-1A); fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC; and expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

The Adviser has agreed to assume the Fund’s organization and offering costs. The Fund does not have an obligation to reimburse the Adviser for organization and offering costs paid on its behalf.

A discussion regarding the Board’s approval of the Investment Advisory Agreement for the Fund will be available in the Trust’s initial report to shareholders. The Investment Advisory Agreement may be terminated by the Fund or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalty, on not more than 60 days’ nor less than 30 days written notice. In addition, the Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

The Fund is a party to contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator, distributor, and shareholder servicing agent, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Neither this prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law.

PARTNER NONPROFIT

As discussed above, the Adviser intends to make charitable contributions to the Partner Nonprofit equal to the excess, if any, of Impact Shares’ fees with respect to the applicable Fund over Impact Shares’ operating expenses (including the license fee referred to below) and a reserve for working capital. The Partner Nonprofit, in its sole discretion, may use the license fee and any portion of the Adviser’s charitable contributions made directly to the Partner Nonprofit to support its own programs or may make its own donations to identified charitable organizations that support the Partner Nonprofit’s mission.

The Partner Nonprofit is or will be tax-exempt under section 501(c)(3) of the Code. The Partner Nonprofit will enter into a license agreement (a “License Agreement”) with the Adviser. Pursuant to the relevant License Agreement, the Partner Nonprofit will grant the Adviser a license permitting the applicable Fund to use the Partner Nonprofit’s name and logo. The Adviser will pay a license fee to each Partner Nonprofit on a quarterly basis out of the Fund’s unitary fee, calculated as a percentage (expressed in basis points) of the assets under management of the Fund. The Partner Nonprofit will identify and compile certain social criteria to be incorporated into the Fund’s “social screen” – criteria that seek to measure corporate performance against a range of social impact benchmarks relevant to the Fund. The Partner Nonprofit will not: (i) select any individual companies for inclusion or exclusion from the Underlying Index; or (ii) have any right to approve or modify the Index, once constructed. The Partner Nonprofit will not have any influence on the day-to-day operations of the Fund or the Adviser’s management of the Fund. The Partner Nonprofit will not provide any investment advisory services to the Adviser, the Fund or any potential or current investors in the Fund. The Partner Nonprofit will have no equity ownership or other financial interest in the Adviser. The Fund’s right to use the name and logo of the Partner Nonprofit would terminate in the event that the Fund’s Investment Advisory Agreement is terminated.

About the NAACP

Founded on February 12, 1909, the NAACP is the nation’s oldest, largest and most widely recognized grassroots-based civil rights organization. It’s more than half-million members and supporters throughout the United States and the world are the premier advocates for civil rights in their communities, campaigning for equal opportunity and conducting voter mobilization. The NAACP seeks:

•	To ensure the political, educational, social, and economic equality of all citizens;

•	To achieve equality of rights and eliminate race prejudice among the citizens of the United States;

•	To remove all barriers of racial discrimination through democratic processes;

•	To seek enactment and enforcement of federal, state, and local laws securing civil rights;

•	To inform the public of the adverse effects of racial discrimination and to seek its elimination; and

•	To educate persons as to their constitutional rights and to take all lawful action to secure the exercise thereof, and to take any other lawful action in furtherance of these objectives, consistent with the NAACP’s Articles of Incorporation and this Constitution.

Shares of the Fund are not sponsored, endorsed or promoted by NAACP. NAACP makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to track the performance of the Underlying Index or the ability of the Underlying Index to meet or exceed stock market performance. NAACP has no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. NAACP is not an investment adviser. Inclusion of a security within the Underlying Index is not a recommendation by NAACP to buy, sell or hold such security, nor is it considered to be investment advice. NAACP does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein.

Portfolio Manager

The portfolio of the Fund is managed by Ethan Powell. Mr. Powell has managed the Fund since inception.

Ethan Powell. Mr. Powell, has spent over two decades in financial services, primarily in hedge funds and private equity. Most recently Ethan founded Impact Shares. Impact Shares is a collaboration of leading financial service and nonprofit organizations providing single social issue ETFs. Additionally, Ethan serves as the Chairman of the board for a $5 billion mutual fund complex.

Previously, Mr. Powell was the Chief of Product and Strategy at Highland Capital Management Fund Advisors, L.P. In this role he was responsible for evaluating and optimizing the registered product lineup offered by Highland Mr. Powell also served as the portfolio manager of the Highland ETFs and worked with other portfolio managers and wholesalers on the appropriate positioning of strategies in the market place. Prior to joining Highland in April 2007, Mr. Powell spent most of his career with Ernst and Young providing audit and merger and acquisition services. Mr. Powell received an MS in Management Information Systems and a BS in Accounting from Texas A&M University. Mr. Powell has earned the right to use the Chartered Financial Analyst designation and is a licensed Certified Public Accountant.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.

Distributor of the Fund

The Fund’s shares are offered for sale through SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, PA 19456. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, the Fund may pay the Distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities and other services with respect to the Fund. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. No payments have yet been authorized by the Board, nor are any such expected to be made by the Fund under the Plan during the current fiscal year.

Distribution fees paid to the Distributor in the future may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including (but not limited to) to compensate the Distributor, the Fund’s investment adviser or any of their affiliates, as well as any banks, broker/dealers or other financial institutions for distribution or sales support services rendered, and related expenses incurred, for or on behalf of a Fund. The Distributor may also use any distribution fees paid in the future for the provision of personal services to investors in the Shares and/or the maintenance of shareholder accounts. The Plan is considered a compensation type plan, which means that the Fund pays the Distributor the entire fee, if authorized by the Board in the future, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable under the Plan, if authorized by the Board in the future, at any given time, the Fund will not be obligated to pay more than that fee under the Plan. If the Distributor’s actual expenditures are less than the fee payable under the Plan, if authorized by the Board in the future, at any given time, the Distributor may realize a profit from the arrangement.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the SAI and (ii) on the Fund’s website at http://www.impactetfs.org.

How to Buy and Sell Shares

The Trust issues and redeems shares of the Fund only in aggregations of Creation Units. A Creation Unit is comprised of 50,000 shares. The value of such Creation Unit was $1,000,000 at the Fund’s inception.

See the section of this Prospectus entitled “Creation and Redemption of Shares” for more information.

Shares of the Fund will be exchange traded and available for purchase on the exchange by any investors (not only members of the Partner Nonprofit) seeking social impact consistent with the goals of the Partner Nonprofit.

Shares of the Fund will be listed on the Exchange for trading on any day that the Exchange is open for business. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Shares of the Fund will trade on NYSE Arca, Inc. under the trading symbol “NACP.”

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund’s shares are listed for trading on a national securities exchange.

Because secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund pursuant to the exemptive relief obtained by the Trust from the limitations of Section 12(d)(1), the company must enter into an agreement with the Trust.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record or registered owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. Beneficial owners of shares are not entitled to receive physical delivery of stock certificates or to have shares registered in their names, and they are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, a beneficial owner must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that a beneficial owner holds in book-entry or “street name” form.

Creation and Redemption of Shares

The Fund issues and sells Creation Units on a continuous basis through the Distributor, without a sales load, at NAV plus a transaction fee next determined after receipt of a purchase order, on any day that the Exchange is open for business. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. The Fund may direct portfolio transactions to certain Authorized Participants or their affiliates in certain circumstances, such as to achieve best execution, but does not direct transactions based on the purchase/sale of fund shares. Due to the nature of the Fund’s investments, Authorized Participants may deposit cash, a portfolio of securities constituting a representative sample of the Underlying Index or a combination of cash and a portfolio of securities constituting a representative sample of the Underlying Index in exchange for a specified amount of Creation Units.

Redemptions of Creation Units for securities will be subject to compliance with applicable federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash if the Trust could not lawfully deliver specific Fund securities upon redemptions or could not do so without first registering the securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The Authorized Participant

may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payments.

Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, in which case orders to purchase Creation Units of shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust expects to enter into Authorized Participant Agreements with only a small number of DTC Participants.

Purchases through and outside the Clearing Process

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of the National Securities Clearing Corporation (“NSCC”) as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order.

Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite deposit securities and the balancing amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor.

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process.

Whether placed through the Clearing Process or outside the Clearing Process, a purchase order must be received by the Distributor by 4:00 p.m. Eastern Time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s Closing NAV per Share.

Rejection of Purchase Orders

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the deposit securities delivered are not as specified by the Adviser and the Adviser has not consented to acceptance of an in-kind deposit that varies from the designated deposit securities; (d) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (e) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (f) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the value of a cash purchase amount, or the value of the balancing amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant cut-off time for the Fund on the Transmittal Date; or (h) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemptions

Similarly, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in good order by the Distributor on any day on that the Exchange is open for business. All redemption requests, whether placed through or outside the Clearing Process, must be received by the Distributor by 4:00 p.m. Eastern Time in order to receive that day’s Closing NAV per Share. The Fund reserves the right to reject any redemption request that is not in good order. Contact Impact Shares you have any questions about your particular circumstances. In general, a purchase order is in “good order” if: (i) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified herein; and (ii) all other procedures set forth in the Authorized Participant Agreement are properly followed. The Fund reserves the right to require additional information at any time for a purchase order to be in “good order.”

The Trust will not redeem shares in amounts less than Creation Units.

Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Fund may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the Exchange is closed on days other than weekdays or holidays; (ii) during periods when trading on the Exchange is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund, a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4 (3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.

Redemption Proceeds

A redemption request received by the Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. While the Fund will generally pay redemptions proceeds wholly or partially in portfolio securities, the Fund may pay your redemption proceeds in cash. In this event, the portfolio of securities the Fund will deliver upon redemption of Fund shares may differ from the portfolio of securities required for purchase of a Creation Unit. You will be exposed to market risk until you convert these portfolio securities into cash, you will likely pay commissions upon any such conversion, and you may recognize taxable gain or loss resulting from fluctuations in value of the portfolio securities between the conversion date and the redemption date. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors.

Transaction Fees

Authorized Participants are charged standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee of $500 is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. Creations and redemptions are also subject to an additional variable charge of up to 1% of the net asset value per Creation Unit, inclusive of the standard transaction fee, for (i) in-kind creations or redemptions effected outside the normal Clearing Process, (ii) in whole or partial cash creations, (iii) in whole or partial cash redemptions or (iv) non-standard orders. The variable component is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. In all cases, the Transaction Fee will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge the variable portion of a Transaction Fee on certain orders when Impact Shares has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. The variable portion of a Transaction Fee may be higher or lower than the trading expenses incurred by a Fund with respect to the transaction.

No redemption fee will exceed 2% of the value of the creation unit redeemed.

Net Asset Value

The NAV per share of the Fund is calculated as of 4:00 p.m., Eastern Time, on each day that the Exchange is open for business, except on days on which regular trading on the Exchange is scheduled to close before 4:00, when the Fund calculates NAV as of the scheduled close of regular trading. The Exchange is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Fund by the total number of shares of the Fund outstanding at the time the determination is made.

The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Fund’s investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value.

•	Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Fund.

•	Investments by the Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•	All other portfolio securities, including derivatives and cases where market quotations are not readily available or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board subject to approval or ratification by the Board at its next regularly scheduled quarterly meeting. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable, may include but are not limited to securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of the Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of the Fund. In determining the fair value price of a security, Impact Shares use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Share Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not reflect operating expenses or other accruals. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Premium/Discount Information

The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information about the frequency of distributions of premium and discounts for the Fund is available at http://www.impactetfs.org.

Dividends and Other Distributions

The Fund intends to declare and pay dividends of net investment income quarterly and to pay any capital gain distributions on an annual basis. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or make any capital gain distributions.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market. Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of the Fund pursuant to DTC’s Dividend Reinvestment Service. Shareholders using the Dividend Reinvestment Service should consult their broker-dealer for more information about the specific terms of the service, including potential tax consequences to such shareholders in light of their particular circumstances.

Index Providers

The Index Provider shall not be liable (whether in negligence or otherwise) to the parties or any other person for any error in the Underlying Index, and the Index Provider is under no obligation to advise the parties or any person of any error therein. The Index Provider makes no representation whatsoever, whether express or implied, as to the advisability of purchasing or selling the Fund, the ability of the Underlying Index to track relevant markets’ performances, or otherwise relating to the Underlying Index or any transaction or product with respect thereto, or of assuming any risks in connection therewith. The Index Provider has no obligation to take the needs of any party into consideration in determining, composing or calculating the Underlying Index. No party purchasing or selling the Fund, nor the Index Provider, shall have any liability to any party for any act or failure to act by the Index Provider in connection with the determination, adjustment, calculation or maintenance of the Underlying Index. The Index Provider and its affiliates may deal in any obligations that compose the Underlying Index, and may, where permitted, accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of commercial or investment banking or other business with the issuers of such obligations or their affiliates, and may act with respect to such business as if the Underlying Index did not exist, regardless of whether such action might adversely affect the Underlying Index or the Fund.

Impact Shares NAACP Minority Empowerment ETF

Morningstar, Inc. (“Morningstar”) is the Index Provider to the Impact Shares NAACP Minority Empowerment ETF. Morningstar is a provider of independent investment research in North America, Europe, Australia, and Asia. The company offers an extensive line of products and services for individual investors, financial advisors, asset managers, retirement plan providers and sponsors, and institutional investors in the private capital markets. Morningstar provides data and research insights on a wide range of investment offerings, including managed investment products, publicly listed companies, private capital markets, and real-time global market data. Morningstar also offers investment management services through its investment advisory subsidiaries, with more than $200 billion in assets under advisement and management as of December 31, 2017. The company has operations in 27 countries. Morningstar is not affiliated with the Trust, Adviser, or the Distributor. S&P Dow Jones Indices LLC (“SPDJ”) is the calculation agent for the Morningstar Minority Empowerment Index. SPDJ is not affiliated with Morningstar, Trust, Adviser, or the Distributor, or any of their respective affiliates.

Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in the Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders (including shareholders owning large positions in a Fund) or to address all aspects of taxation that may apply to Authorized Participants, individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. For more information, please see “Income Tax Considerations” in the SAI.

The Fund intends to elect to be treated and intends to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code including by complying with the applicable qualifying income and diversification requirements. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, the Fund intend to distribute at least annually all or substantially all of its net investment income and net realized capital gains. A Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not timely distribute to its shareholders.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and (iii) any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year .While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year a Fund was not to qualify as a RIC and were ineligible to or otherwise did not cure such failure, all of its taxable income and gain would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce such Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The tax rules applicable to certain derivative instruments in which a Fund may invest are uncertain under current law, including the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from certain derivatives can be uncertain, including for Subchapter M purposes. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect a Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes. See the “Statement of Additional Information” for additional detail regarding the Fund’s investments in derivatives.

A Fund’s investments in foreign securities, if any, may be subject to foreign withholding or other taxes. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by a Fund will reduce the return from such Fund’s investments. Shareholders generally will not be entitled to a claim or deductions for such taxes on their own returns.

Distributions paid to you by a Fund from net capital gain (that is, the excess of any net long-term capital gain over net short- term capital loss, in each case with reference to any loss carryforwards) that the Fund properly reports to you as a capital gain dividend (“capital gain dividends”) generally are taxable to you as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates, regardless of how long you have held your shares. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level.

A Medicare contribution tax of 3.8% is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and capital gains recognized on the taxable sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

If, for any taxable year, a Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of a Fund pursuant to DTC’s Dividend Reinvestment Service (see “Dividends and Other Distributions”). Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pay you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to the ex-dividend date for a distribution, you generally will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Fund (or your broker or other financial intermediary through which you own your shares) will send information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by a Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell or otherwise dispose of any of your shares of a Fund, you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will generally be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of such Fund (whether through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

A Fund (or your broker or other financial intermediary through which you own your shares) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or the intermediary) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or the intermediary) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

Authorized Participant Taxes Purchase and Redemption of Creation Units

Authorized Participants should consult their tax advisors about the federal, state, local or foreign tax consequences of purchasing and redeeming Creation Units in a Fund. THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND AND THEIR SHAREHOLDERS, INCLUDING FOREIGN SHAREHOLDERS, CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

Financial Highlights

Because the Fund had not commenced operations as of the fiscal year ended June 30, 2018, financial highlights are not presented.

http://www.impactetfs.org

More information about the Fund and the investment portfolios of Impact Shares Trust I is available without charge upon request through the following:

Statement of Additional Information (SAI): The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Fund and is available, free of charge, on the Fund’s website at http://www.impactetfs.org. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi- annual reports to shareholders, will be available, free of charge, on the Fund’s website at http://www.impactetfs.org.

To Obtain More Information:

By Internet:

http://www.impactetfs.org

By Telephone:

Call 844-448-3383 (844-GIVE-ETF)

By Mail:

Impact Shares Trust I

2189 Broken Bend

Frisco, Texas 75034

From the SEC:

You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the Fund, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-1520

The Trust’s Investment Company Act

Registration Number: 811-23312

07/18 PRO

IMPACT SHARES TRUST I

Statement of Additional Information Dated July 17, 2018

FUND	PRINCIPAL U.S. LISTING EXCHANGE	TICKER SYMBOL
Impact Shares NAACP Minority Empowerment ETF	NYSE Arca, Inc.	NACP

This Statement of Additional Information (“SAI”) is not a prospectus. It relates to the prospectus of the Impact Shares NAACP Minority Empowerment ETF (the “Fund”), dated July 17, 2018, and any supplements thereto (the “Prospectus”), and should be read in conjunction therewith. Copies of the Fund’s Prospectus and the Fund’s annual report, when available, will be available free of charge by calling the Fund at 844-448-3383 (844-GIVE-ETF), visiting the Fund’s website (http://www.impactetfs.org) or writing to the Fund, Impact Shares Trust I 2189 Broken Bend Frisco, Texas 75034. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus. The principal U.S. national stock exchange on which the Fund is listed is NYSE Arca, Inc. (the “Exchange”).

-i-

THE FUND

Impact Shares NAACP Minority Empowerment ETF (the “Minority ETF” or the “Fund”) is a non-diversified series of Impact Shares Trust I (the “Trust”), an open-end management investment company organized as a Delaware statutory trust pursuant to a Declaration of Trust dated May 19, 2016. This SAI relates only to the Fund.

The Fund is an exchange-traded fund (“ETFs”) and shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”). The shares will trade on the Exchange at market prices that may differ to some degree from the shares’ net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV in large, specified numbers of shares called “Creation Units.” Creation Units are issued and redeemed in-kind for securities included in the Fund’s underlying indices (the “Underlying Indices” or “Index”) and/or for cash at the discretion of the Fund. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Retail investors, therefore, generally will not be able to purchase the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will be met. The Exchange may remove the Fund from listing under certain circumstances.

As in the case of all equities traded on the Exchange, brokers’ commissions on transactions in the Fund will be based on negotiated commission rates at customary levels for retail customers.

In order to provide current share pricing information, the Exchange, market data vendors or other information providers disseminate an updated Indicative Optimized Portfolio Value (“IOPV”) for the Fund. The Trust is not involved in, or responsible for, any aspect of the calculation or dissemination of the IOPV and makes no warranty as to the accuracy of the IOPV. The IOPV is expected to be disseminated every 15 seconds during regular trading hours of the Exchange. The Fund’s IOPV disseminated during the Exchange’s trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

DESCRIPTION OF INVESTMENTS AND RISK FACTORS

The following information supplements the discussion of the investment policies and strategies of the Fund as described in the Prospectus. In pursuing its objective, the Fund will invest as described in the Prospectus and as described below with respect to the following additional investment policies and strategies.

The Underlying Index for the Fund is calculated at the end of each business day and rebalanced quarterly. The Index Provider annually reviews the parameters used in the selection of component securities of the Underlying Index (“Component Securities”), including the eligibility criteria and the relevant social screen, to ensure that the Underlying Index continues to reflect the underlying market and the social goals referenced in the relevant social screen. The review consists of a qualitative and quantitative assessment of any developments in the market related to the social goals referenced in the social screen or in terms of market size, depth and overall liquidity conditions of the market.

The Fund may change its benchmark or its Underlying Index at any time without shareholder approval, including if, for example, the Underlying Index becomes unavailable; the Board of Trustees (the “Board”) believes that the Underlying Index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or if the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current benchmark or the Underlying Index. The Fund may specify a benchmark index that is “leveraged” or proprietary. There can be no assurance that the Fund will achieve its investment objective.

The Fund engages in representative sampling, which is investing in a sample of securities selected by Impact Shares, Corp. (“Impact Shares” or the “Adviser”) to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate social characteristics (companies advancing the referenced social cause), investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. Because the Fund uses representative sampling, they may not hold all of the securities that are in its Underlying Index.

The Fund generally invests at least 80% of its total assets, plus borrowings for investment purposes, in Component Securities. The Fund may invest the remainder of its assets in securities not included in its Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of its Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to hedge various investments for risk management and speculative purposes. The Fund may also invest in cash and cash equivalents.

In addition, the Adviser may also invest some of the Fund’s assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. The Fund may purchase securities on a when-issued or forward commitment basis. From time to time, in the sole discretion of the Adviser, cash balances of the Fund may be placed in a money market fund or investments may be made in shares of other investment companies, including other ETFs, subject to the applicable limits under the 1940 Act.

Role in Affairs of Portfolio Companies. The Adviser may take an active role in the affairs of the companies in which the Fund has positions, most notably through voting proxies with respect to the Fund’s portfolio holdings consistent with those desired social outcomes expressed by the funds’ social objectives. It is the policy of the Fund to take such steps as are necessary to protect its economic interests and advance the referenced social cause. If the opportunity presents itself, the Adviser reserves the option for any of its officers, directors or affiliates to accept a role on the board of directors of any company, regardless of whether the Fund holds any of the company’s securities.

Illiquid Securities

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market.

Open-end investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid or otherwise not readily marketable.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A Securities. The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Index Provider will monitor the liquidity of Rule 144A securities in the Underlying Index and will re-balance each month as necessary based on the security’s liquidity and other eligibility criteria.

The Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund’s limit on illiquid securities. The Index Provider will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as sources quote, frequency of quotes, number of sources with size, bid-offer spreads, average quote size and movers count. If institutional trading in restricted securities or Rule 144A securities were to decline, the Fund’s illiquidity could increase and the Fund could be adversely affected.

Section 4(a)(2) Commercial Paper. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board, including Section 4(a)(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(a)(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities. The Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

Borrowing and Lending

Borrowing. The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires the Fund maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets (including the proceeds of such borrowing) immediately following such borrowing. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is an expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Derivatives

The Fund may invest in various derivatives instruments. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes, among other purposes, to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses.

In addition, the SEC recently proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that the Fund would be unable to implement its investment strategy.

Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

The Fund may write (sell) covered call and put options (“covered options”) on stocks, securities, futures contracts, non-physical commodities, indices and foreign currencies, among other assets, in an attempt to track the performance of such underlying asset or index. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund have no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Fund writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes a call option, it will “cover” its outstanding obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When the Fund writes a put option, it will “cover” its outstanding obligation by earmarking assets at the Fund’s custodian.

The Fund may purchase call and put options on any securities in which it may invest. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price plus the premium during the option period.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price, less the premium. Gains and losses on the purchase of put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Options on Securities Indices. The Fund may purchase and write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When the Fund writes a put or call option on a securities index, it will cover the position by earmarking assets with the Fund’s custodian.

Futures Contracts and Related Options. To the extent consistent with applicable law, the Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, non-physical commodities, and inflation indices. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% or greater of the value of the specified amount of securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and the Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

When the Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant regulations, the rules of the contract market and, from time to time, the Fund’s clearing broker. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Other Investment Policies

Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into credit default swap agreements, interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments or assets, which may also include separately managed accounts, and the returns are calculated based on a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into swap agreements unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to the Fund by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Many swap instruments are not exchange-listed securities and may be traded only in the OTC market.

Interest rate swaps are generally traded on exchanges and cleared through clearinghouses. In a typical interest rate swap agreement, one party agrees to make regular payments to a clearing broker equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages and may not be traded on an exchange or cleared through a clearinghouse. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Investments in swaps involve the exchange by the Fund with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps may involve leverage and can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. OTC swap agreements are generally considered as illiquid securities and, therefore, will be limited, along with all of the Fund’s other illiquid securities, to 15% of the Fund’s net assets. In certain circumstances, swaps may be considered liquid if the Fund is permitted to early terminate the swap transaction.

The Fund may enter into exchange-traded and OTC credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (generally, the full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swap agreements are subject to greater risk than direct investment in the reference obligation. OTC credit default swaps are subject to liquidity, credit and counterparty risks. A buyer in a credit default swap contract will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, collateral posting requirements for OTC credit default swaps are individually negotiated and there is currently no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap.

Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund generally may exit its obligations under an OTC credit default swap only by terminating the contract and paying applicable breakage fees, or, in the case of both OTC and exchange-traded credit default swaps, by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. If the Fund uses credit default swaps to leverage its portfolio, it will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

When-Issued Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of portfolio securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased by the Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. For forward commitments that are cash settled, the Fund will designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such commitments.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

Euro-Related Risk. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of the Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency. In June 2016, the United Kingdom approved a referendum to leave the EMU. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

Money Market Instruments. The Fund may invest in money market instruments. Money market securities are high-quality, dollar- denominated, short-term instruments. They consist of (i) bankers’ acceptances, certificates of deposit, notes and time deposits of highly- rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; and (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings.

Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.

Asset Coverage. To assure that the Fund’s use of futures and related options, as well as when issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by earmarking liquid securities with its custodian in an amount at all times equal to or exceeding the Fund’s outstanding commitment with respect to these instruments or contracts.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund presently does not intend to invest more than 20% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Equity Securities. Because it may purchase common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Securities of Other Investment Companies. Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Privately-Placed Securities. The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

Operating Deficits. The expenses of operating the Fund (including the fees payable to the Adviser) may exceed its income, thereby requiring that the difference be paid out of the Fund’ capital, reducing the Fund’s investments and potential for profitability.

Accuracy of Public Information. To the extent that the Fund invests any of its assets in securities not included in the Underlying Index, the Adviser selects investments for the Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser by the issuers or through sources other than the issuers. Although the Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser considers it appropriate and when such corroboration is reasonably available, the Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data.

Trading Limitations. For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Fund to loss. Also, such a suspension could render it impossible for the Fund to liquidate positions thereby exposing it to potential losses. Finally, to the extent that advisory personnel of the Adviser acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, the Fund may be prevented from buying or selling securities of that company.

Tracking and Correlation. While the Fund does not expect that its daily returns will deviate significantly from its daily investment objective, several factors may affect the Fund’s ability to achieve this correlation. Among these factors are: (1) the Fund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the Fund; (2) less than all of the securities in the benchmark index being held by the Fund and securities not included in the benchmark index being held by the Fund; (3) an imperfect correlation between the performance of instruments held by the Fund, such as swaps, futures contracts and other derivatives, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) the Fund’s share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of the Fund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent the Fund from purchasing or selling options or futures contracts; and (11) early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions. While a close correlation of the Fund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of the Fund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

CONSTRUCTION AND MAINTENANCE STANDARDS

FOR THE MINORITY ETF UNDERLYING INDEX

The Morningstar Minority Empowerment Index (for purposes of this section, the “Underlying Index”) is constructed using a rules based methodology to select companies from the Morningstar US Large-Mid Cap ® Index (the “Parent Index”), a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. market) that have strong minority empowerment practices. Morningstar constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified and compiled by the NAACP (“NAACP” or the “Partner Nonprofit”) to measure the strength of minority empowerment practices and products or services for each company within the Parent Index (a company’s “Minority Empowerment Composite Score”). Based on that scoring, excluding those companies with a detrimental score for applicable controversies (as determined by Sustainalytics), the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components.

The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure of companies with higher rankings as to minority empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. The Index Provider determines the weighting of each security in the Underlying Index using the following variables: Minority Empowerment Composite Score, market capitalization, maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments to the Underlying Index in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on the following social screens used in determining the Minority Empowerment Composite Score that narrows the Index Universe. Each of the social screens for the Minority Fund addresses an issue that has a history of NAACP support.

1. Board Diversity This indicator provides an assessment of the diversity of a company’s board of directors. Diversity of background can provide fresh perspectives in the boardroom and lead to better board decision-making.

2. Discrimination Policy This indicator provides an assessment of the quality of a company’s policy to eliminate discrimination, including racial discrimination, and ensure equal opportunity.

3. Scope of Supplier Social Programs This indicator assesses whether a company has supply chain/contractors’ social programs including a focus on racial diversity and empowerment, and the scope of such standards.

4. Digital Divide Programs This indicator provides an assessment of the presence of programs that address the digital divide, i.e. the lack of access to modern means of communication/internet. Access to such means is often difficult for certain groups in modern society (e.g., people of color, poor, elderly) or people in certain regions.

5. Freedom of Association Policy This indicator provides an assessment of the quality of a company’s freedom of association and collective bargaining policy, including its impact on racial minorities.

6. Diversity Programs This indicator assesses the strength of a company’s initiatives to increase the diversity of its workforce, including racial diversity.

7. Supply Chain Monitoring This indicator provides an assessment of whether the company has a supply chain monitoring system and/or whether there are other supply chain monitoring activities. Racial minority focused social standards are included within this monitoring.

8. Community Development Programs This indicator assesses the strength of a company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities, including minority communities, directly affected by the company’s operations.

9. Minority-Inclusive Health and Safety Management System This indicator assesses the strength of the company’s initiatives to manage employee health and safety and prevent accidents and occupational illnesses.

10. Conflict Minerals Programs This indicator measures the strength of a company’s initiatives to eliminate conflict minerals from its products and its supply chain.

The Index Provider will not provide any information relating to changes to the Underlying Index’s methodology for the inclusion of Component Securities, the inclusion or exclusion of specific Component Securities, or methodology for the calculation of the return of Component Securities, in advance of a public announcement of such changes by the Index Provider. In addition, the Index Provider will not provide recommendations to the Fund regarding the purchase or sale of specific securities.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate nor will it affect when the Index Provider deems re-balancing of the Underlying Index appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Fund will bear directly, and can cause the Fund to recognize more short-term capital gains (which currently are taxable to shareholders at higher rates than long-term capital gains).

INVESTMENT RESTRICTIONS

The fundamental investment restrictions below may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Fund. A “vote of a majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. Except for investment restrictions designated as fundamental in the Fund’s Prospectus or in this SAI, the investment policies described in the Fund’s Prospectus or this SAI are not fundamental and may be changed without shareholder approval.

If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a security is purchased, later changes in a percentage will not be considered a violation of the policy or restriction unless any excess or deficiency exists immediately after and as a result of such purchase or pertains to the Fund’s limitations on borrowing and investment in illiquid securities.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities).” The Fund may not:

1. Purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries.

2. Issue senior securities or borrow in excess of the amounts permitted by the 1940 Act;

3. Underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

4. Purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

5. Purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

6. Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.†

Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval. The Fund may not:

1. Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid;

2. Acquire securities of other investment companies, except as permitted by the 1940 Act (currently under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased, and may also invest in other investment companies pursuant to exemptions provided in or under the 1940 Act and in accordance with no-action positions of the staff of the SEC);

3. Borrow on margin, notwithstanding fundamental investment restriction number 2, unless such activity is permitted by applicable law; and

4. If the Fund is invested in by another series of the Trust in reliance on Section 12(d)(1)(G), it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1) (G) of the 1940 Act.

Other Information. The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they

†	For avoidance of doubt, with respect to this Fundamental Investment Restriction number 6, the Fund has no current intention to engage in reverse repurchase agreements and securities lending, but the Fund may change this intention at any time without shareholder approval.

are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.

For purposes of fundamental investment restriction number 1 above, a Fund will consider the concentration policies of any underlying funds in which it invests when evaluating compliance with its concentration policy.

The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to the Fund may require that the Fund pledge its assets as collateral. If the Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

Under the 1940 Act, the Fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.

For purposes of non-fundamental investment restriction number 3 above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

NON-DIVERSIFIED STATUS

The Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Fund, however, intends to qualify as a regulated investment company (“RIC”) accorded special tax treatment under the Internal Revenue Code of 1986, as amended (“Code”), which imposes its own diversification requirements on the Fund that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. As a non-diversified fund, a relatively high percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. A Fund’s’ portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

BORROWING

Shared Credit Facility

The Fund, along with each other series of the Trust has the ability to enter into a shared credit agreement.

MANAGEMENT OF THE TRUST

The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and birthdates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Impact Share, Corp., 2189 Broken Bend, Frisco, Texas 75034.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Impact Shares Fund Complex Overseen by Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Alyssa Greenspan (6/19/1972)	Trustee	Indefinite Term; Trustee since April 2018	President and COO, Community Capital Management, Inc. since 2003.	1	None	Significant experience in the investment management industry; significant managerial and executive experience as President and COO of Community Capital Management, Inc.; significant experience regarding ESG and impact investing considerations.

Winston I. Lowe (2/5/1951)	Trustee	Indefinite Term; Trustee since April 2018	Managing Partner, Lowe and Associates, LLC since March 2009	1	None	Significant business and legal experience as associate and managing partner at US- based law firm; significant leadership experience at law firm.

Kathleen Legg (11/9/1982)	Trustee	Indefinite Term; Trustee since April 2018	Consultant, Global Ware Digital Company since November 2014; Consultant, Independent Consultant from 2012 until 2014.	1	None	Significant experience running social media companies; Significant experience advising global nonprofits on social media engagement techniques and best practices.

[1]	Trustees serve until their successors are duly elected and qualified.
[2]	The “Impact Shares Fund Complex” consists of each series of Impact Shares Trust I.

Name and Date of Birth	Position(s) with the Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Impact Shares Fund Complex Overseen by Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Ethan Powell[3]	Trustee; Chairman of the Board	Indefinite Term; Trustee since May 2016; Chairman of the Board since May 2016	President and Founder of Impact Shares LLC (“Impact Shares”) (a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and Impact Shares from its	1	Serves as Independent Chairman of the Board of the Highland Fund Complex and the Nexpoint Credit Strategies Fund Complex (collectively, 25 funds)	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

[3]	Mr. Powell is deemed to be an “interested person” of the Trust, as defined in the 1940 Act, because of his current affiliation with Impact Shares, Corp., the Fund’s investment adviser.

Name and Date of Birth	Position(s) with the Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Impact Shares Fund Complex Overseen by Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Impact Shares Trust I from May 2016 to January 2018; and Secretary of Impact Shares Trust I from May 2016 to January 2018; President and Treasurer of Impact Shares Trust I since January 2018.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served[4]	Principal Occupation(s) During Past Five Years

OFFICERS

Ethan Powell (6/20/1975)	President and Treasurer	January 2018-Present.	See above under “Interested Trustees”.

[4]	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served[4]	Principal Occupation(s) During Past Five Years

Donald J. Guiney (9/22/1956)	Secretary, Chief Compliance Officer	January 2018-Present.	Senior Counsel, Baker & McKenzie LLP (law firm) from 2013 to 2016); Partner, Freshfields Bruckhaus Deringer (law firm) from 1997 to 2013.

Eric Kleinschmidt (6/16/1968)	Assistant Treasurer	January 2018-Present.	Director of Fund Accounting, SEI Investments (2004-present).

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Trust and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Trust. Each Independent Trustee receives an annual retainer of $20,000 payable in quarterly installments and allocated among the fund in the Impact Shares’ Fund Complex. Because the Fund has not commenced operations as of the date of this SAI, none of the Trustees have received any compensation from the Fund.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of four Trustees, three of whom are Independent Trustees. The remaining Trustee, Mr. Powell is an “interested person” of the Trust (an “Interested Trustee”). Mr. Powell also serves as Chairman of the Board. The Trustees will meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of which is a committee of the whole (except the Audit Committee, as set forth below) and each of whose meetings are chaired by an Independent Trustee. The Board has established an Audit Committee, a Governance Committee and a Compliance Committee, which are discussed in greater detail below. Because the Fund has not commenced operations as of the date of this SAI, the committees have not yet met.

Audit. The members of the Audit Committee are Alyssa Greenspan, Kathleen Legg and Winston Lowe, each of whom is independent for purposes of the 1940 Act. The Audit Committee is responsible for approving the Trust’s independent accountants, reviewing with the Trust’s independent accountants the plans and results of the audit engagement and the adequacy of the Trust’s internal accounting controls, approving professional services provided by the Trust’s independent accountants. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The Audit Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by the Board. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

Mr. Lowe acts as the Chairman of the Audit Committee.

Governance Committee. The Trust’s Governance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Trust, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 2189 Broken Bend, Frisco, Texas 75034. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. Ms. Greenspan serves as the Chairman of the Governance Committee.

Compliance Committee. The Compliance Committee’s function is to oversee and assist Board oversight of the Trust’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Trust and Impact Shares in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and Impact Shares. Ms. Legg acts as the Chairman of the Compliance Committee.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features committees each made up of a majority of Independent Trustees. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self- assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees; and (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolios, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust.

The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio manager of the Fund to receive reports regarding the management of the Fund, including its investment risks.

Share Ownership

Because the Fund has not commenced operations as of the date of this SAI, no equity securities of the Fund are owned by the Trustees.

Trustee Positions

As of December 31, 2017, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Distributor (as defined under “Distributor”) or any person controlling, controlled by or under common control with any such entities.

Code of Ethics

The Fund, the Adviser and the Fund’s principal underwriter, SEI Investments Distribution Co. (“SEI”) have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act that essentially prohibit certain of their personnel, including the Fund’s portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Fund and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Fund and its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund and its service providers may request additional information from its Authorized Participants (as defined under “Policy on Disclosure of Portfolio Holdings” in this SAI) to verify the identity of its Authorized Participants. If at any time the Fund believes an Authorized Participant may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” an Authorized Participant’s account. The Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in an Authorized Participant’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the Authorized Participant that it has taken the actions described above.

Proxy Voting Policies

The Board has delegated the responsibility for voting proxies in respect of the Fund’s portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. The Board has approved the Proxy Voting Policy. Pursuant to the Proxy Voting Policy, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. The Adviser’s Proxy Voting Policy is attached as Appendix A.

Because the Fund has not yet commenced operations as of the date of this SAI, the Fund’s proxy voting records are not available. The Fund’s proxy voting records for the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling 844-448-3383 (844-GIVE-ETF) and (ii) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31.

Policy on Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings, which is reviewed on an annual basis. The Board must approve all material amendments to this policy. A complete schedule of the Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarters and within 70 days of the second and fourth quarters. The Fund’s complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including the Fund’s publicly accessible Internet website (http://www.impactetfs.org). Limited information regarding the Fund’s portfolio holdings is available daily on (http://www.impactetfs.org) the portfolio composition file (“PCF”) and the IOPV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to the Fund’s service providers to facilitate the provision of services to the Fund and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which the Fund creates and redeems shares. Entities are generally limited to NSCC members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market.

Daily access to the PCF and IOPV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of the Adviser and the Fund’s distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s Chief Compliance Officer or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Adviser or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.

Additionally, no compensation or other consideration is received by the Fund, the Adviser or any other person for Non Standard Disclosures. There can be no assurance, however, that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. The shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE Arca, Inc. and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).

Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares. Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

No dividend reinvestment service is provided by the Trust. However, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

INVESTMENT ADVISORY SERVICES

Impact Shares, Corp. (“Impact Shares” or the “Adviser”) serves as the investment adviser to the Fund. The address of the Adviser is 2189 Broken Bend, Frisco, Texas 75034. Impact Shares provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research. Additionally, Impact Shares furnishes offices, necessary facilities, equipment and personnel. Organized in February 2014, Impact Shares is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Impact Shares is an ETF sponsor and investment manager that is creating a first of a kind platform for clients seeking maximum social impact with market returns. Impact Shares’ goal is to build a capital markets bridge between leading nonprofits, investors and corporate America to direct capital and social engagement on societal priorities.

The Adviser is a tax-exempt organization under Section 501(c)(3) of the Code. The Adviser intends to make charitable contributions to the Partner Nonprofits equal to the excess, if any, of Impact Shares’ fees with respect to the applicable Fund over Impact Shares’ operating expenses and a reserve for working capital. The Adviser’s intent is to provide financial support to further the causes championed by each Partner Nonprofit. For additional information see “Partner Nonprofits,” below.

The Fund has entered into an investment advisory agreement with Impact Shares (the “Investment Advisory Agreement”), pursuant to which Impact Shares either provides the day-to-day management of the Fund’ portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research, or hires a sub-adviser to do so, subject to Impact Shares’ general oversight.

For the services provided to the Fund under the Investment Advisory Agreement, the Fund pays the Adviser an annual unitary fee, payable monthly, at the rate of 0.75% of the Fund’s Average Daily Managed Assets (as defined below). “Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). From time to time, the Adviser may waive all or a portion of its fee, although it does not currently intend to do so. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any; salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Adviser or its subsidiaries or affiliates; taxes and governmental fees, if any, levied against the Fund; brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund; expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing; fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of the Adviser or its subsidiaries or affiliates; extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, contractual arrangements with Partner Nonprofits and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; organizational and offering expenses of the Fund, including registration (including Share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the 1940 Act and the initial registration of its shares under the Securities Act (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-1A); fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC; and expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

The Adviser has agreed to assume the Fund’s organization and offering costs. The Fund does not have an obligation to reimburse the Adviser for organization and offering costs paid on its behalf.

Under the Investment Advisory Agreement, Impact Shares, among other things: (i) continuously furnishes an investment program for the Fund; (ii) determines the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested; (iii) makes changes in the investments of the Fund; (iv) monitors the Fund’s performance and considers ways to improve the performance of the Fund and (v) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of the Fund.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its position on the part of Impact Shares, Impact Shares shall not be subject to liability to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.

Additionally, the Investment Advisory Agreement remains in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Trust’s Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. Each Investment Advisory Agreement will automatically terminate in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.

INFORMATION REGARDING PORTFOLIO MANAGER

The portfolio manager of the Fund is Ethan Powell. The following table provides information about funds and accounts, other than the Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.

As of the date of this Statement of Additional Information, Ethan Powell does not manage any other client accounts.

Compensation Structure – Impact Shares

Impact Shares’ financial arrangements with its portfolio manager, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Impact Shares, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Impact Shares, which may include the amount of assets supervised and other management roles within Impact Shares. Base compensation is determined by taking into account current industry norms and market data to ensure that Impact Shares pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan—The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Impact Shares in order to promote the success of Impact Shares.

Long-Term Incentive Plan—The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Impact Shares.

Because each person’s compensation is based on his or her individual performance, Impact Shares does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Impact Shares.

Conflicts of Interest – Impact Shares

Impact Shares officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. For the purposes of this section, the term Impact Shares on its Form ADV, as filed with the SEC January 3, 2018 (CRD No. 282472). In connection with such other investment management activities, Impact Shares and/or its officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’ monies, in a particular security or strategy. In addition, Impact Shares and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Impact Shares has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Impact Shares has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Impact Shares may furnish advisory services to numerous clients in addition to the Fund, and Impact Shares may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same as or different from those made to the Fund. In addition, Impact Shares, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale Impact Shares recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that Impact Shares, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, Impact Shares may refrain from rendering any advice or services concerning securities of companies of which any of Impact Shares’ (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which Impact Shares or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Impact Shares includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

Impact Shares, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, Impact Shares will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, Impact Shares will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

Conflicts may arise in cases when clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, Impact Shares, will generally pursue the strategy that Impact Shares believes will maximize value for Impact Shares accounts overall (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Impact Shares investment professionals. A single person may represent more than one part of an issuer’s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed, the Adviser may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Impact Shares personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Impact Shares personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee’s determination. A Portfolio Manager with respect to any applicable Impact Shares registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Impact Shares may use external counsel for guidance and assistance.

Impact Shares and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of Impact Shares and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Impact Shares’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

Another type of conflict may arise if a Portfolio Manager causes one client account of an affiliated advisor to buy a security and another client account to sell or short the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

The Adviser may own and/or operate one or more of the Underlying Indexes based on investment and trading strategies developed by the Investment Adviser or its affiliates (“Investment Adviser Strategies”). The Adviser may, from time to time, manage client accounts that invest in the Fund. In addition, the Investment Adviser may manage client accounts which track the Underlying Indices or which are based on the same, or substantially similar, Investment Adviser Strategies that are used in the operation of the Indexes and the Fund. The operation of the Indexes, the Fund and client accounts in this manner may give rise to potential conflicts of interest.

For example, client accounts that track an Underlying Index may engage in purchases and sales of securities prior to when the Underlying Index and the Fund engages in similar transactions because such client accounts may be managed and rebalanced on an ongoing basis, whereas the Fund’s portfolios are only rebalanced on a periodic basis corresponding with the rebalancing of the Underlying Index. These differences may result in the client accounts having more favorable performance relative to that of the Underlying Index and the Fund or other client accounts that track the Underlying Index. Other potential conflicts include the potential for unauthorized access to Underlying Index changes that benefit the Adviser or other client accounts and not the investors in the Fund, and the manipulation of Underlying Index pricing to present the performance of the Fund, or tracking ability, in a preferential light.

The Adviser has adopted policies and procedures that are designed to address potential conflicts that may arise in connection with the Adviser’s operation of the Underlying Indexes, the Fund and other client accounts. The Adviser has established certain information barriers and other policies to address the sharing of information between different businesses within the Adviser, including with respect to personnel responsible for maintaining the Indexes and those involved in decision-making for the Fund. In addition, the Adviser has adopted a Code of Ethics.

To the extent it is intended that a Fund track an Underlying Index, the Fund may not match, and may vary substantially from, the Underlying Index for any period of time. A Fund that tracks an Underlying Index may purchase, hold and sell securities at times when a non-Underlying Index fund would not do so. The Adviser does not guarantee that any tracking error targets will be achieved. Fund tracking an Underlying Index may be negatively impacted by any errors in the Underlying Index, either as a result of calculation errors, inaccurate data sources or otherwise. The Adviser does not guarantee the timeliness, accuracy and/or completeness of an Underlying Index and is not responsible for errors, omissions or interruptions in the Underlying Index (including when the Adviser or an affiliate acts as the index provider) or the calculation thereof (including when the Adviser or an affiliate acts as the calculation agent).

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

Ownership of Securities

Because the Fund has not commenced operations as of the date of this SAI, no equity securities of the Fund are owned by the portfolio manager.

ADMINISTRATOR

Under the Administration Agreement with SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the “Administrator”), the Administrator provides administration services to the Fund, as well as other services including fund accounting, shareholder services and a contact center. The Administrator receives a monthly administration fee from the Adviser, calculated and assessed in arrears based on the aggregate net assets of the Fund. Because the Fund has not commenced operations as of the date of this SAI, no fees were paid by the Adviser on behalf of the Trust to the Administrator.

DISTRIBUTOR

Under a Distribution Agreement with SEI Investments Distribution Co., One Freedom Valley Drive Oaks, Pennsylvania 19456 (the “Distributor”), shares of the Fund are offered for sale on a continuous basis only in Creation Units, as described in the Prospectus and in the “Purchase and Redemption of Shares” section of this SAI below. Fund shares in amounts less than Creation Units are not distributed by the Distributor. Because the Fund has not commenced operations as of the date of this SAI, no fees were paid by the Fund to the Distributor.

The Fund has adopted a Rule 12b-1 Distribution Plan (the “Plan”) pursuant to which payments of up to 0.25% may be made as reimbursement or compensation for distribution related activities and other services with respect to the Fund. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Fund, and all material amendments of the Plan also require Board approval.

The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of the Fund (as such vote is defined in the 1940 Act). No payments are expected to be made by the Fund under the Plan during the current fiscal year.

Distribution fees paid to the Distributor in the future may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including (but not limited to) to compensate the Distributor, the Fund’s investment adviser or any of their affiliates, as well as any banks, broker/dealers or other financial institutions for distribution or sales support services rendered, and related expenses incurred, for or on behalf of a Fund. The Distributor may also use any distribution fees paid in the future for the provision of personal services to investors in the Shares and/or the maintenance of shareholder accounts. The Plan is considered a compensation type plan, which means that the Fund pays the Distributor the entire fee, if authorized by the Board in the future, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable under the Plan, if authorized by the Board in the future, at any given time, the Fund will not be obligated to pay more than that fee under the Plan. If the Distributor’s actual expenditures are less than the fee payable under the Plan, if authorized by the Board in the future, at any given time, the Distributor may realize a profit from the arrangement.

TRANSFER AGENT

The Bank of New York Mellon (“BNYM”) provides transfer agency and dividend disbursing services for the Fund. As part of these services, BNYM maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes the Fund’s securities and cash distributions to shareholders.

CUSTODIAN

BNYM is the custodian for the Fund. BNYM is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. BYNM does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund is KPMG LLP, located at Two Financial Center, 60 South Street Boston, MA 02111. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when engaged to do so.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Broker-Dealers; Order Placement

Subject to the overall review of the Fund’s Board, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser and its affiliates may manage other accounts that invest in investments of the Fund.

Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts are prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Commission Rates; Brokerage and Research Services

The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Fund. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

In addition, the investment advisory agreement between the Trust and Impact Shares relating to the Fund authorizes Impact Shares, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided to the Fund and/or other accounts over which Impact Shares or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to the Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of the Fund may be useful to Impact Shares in servicing the Fund as well as all of Impact Shares’s accounts and not all of these services may be used in connection with the particular Fund or funds generating the commissions. Consistent with limits established by the Federal securities laws, the Fund may pay broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

DESCRIPTION OF THE FUND’S SHARES

The Fund is a series of the Trust, a Delaware statutory trust formed on May 19, 2016. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Trust’s shares to replace its Trustees. The Trust’s Board is authorized to classify or reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series. Shares of all series will have identical voting rights, except where by law certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Purchase and Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board.

Description of the Trust

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing instrument. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.

Trust Matters

The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.

Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

Shareholder Approval

Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund or the Trust at a meeting called for the purpose of considering such approval. For other matters, generally an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter (assuming a quorum is present) shall be required for approval of such matter.

Information for Shareholders

All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares, should be directed to the Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456. For assistance, call (855)  799-4757 or visit the Fund’s website at http://www.impactetfs.org.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser. Because the Fund has not yet commenced operations, no persons own of record or beneficially 25% or more of the Fund’s outstanding shares as of the date of this SAI. Prior to the commencement of operations, the Fund will not have issued any shares except those issued in a private placement to the initial shareholder of the Fund for certain organizational matters.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of the Fund. The Trust does not have information concerning the beneficial ownership of shares nominally held by DTC.

PURCHASE AND REDEMPTION OF SHARES

The Fund issues and redeems shares only in aggregations of Creation Units. A Creation Unit is comprised of 50,000 shares. The value of a Creation Unit at the Fund’s inception was $1,000,000.

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and may make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of Creation Units. The Fund issues and sells shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of a purchase order in proper form. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business.

Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount (as defined below) if required and the Transaction Fee described in the Prospectus. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Fund expects to enter into Authorized Participant Agreements with only a small number of DTC Participants.

As described below, at the discretion of the Adviser, the Fund may, at times, only accept in-kind purchase orders from Authorized Participants.

Creation Deposit. The consideration for purchase of a Creation Unit of shares of the Fund can consist of cash only (including the appropriate Transaction Fee). However, the Fund may permit or require the in-kind deposit of a designated portfolio of securities (“Deposit Securities”) constituting a representative sample of the Underlying Index, along with the Balancing Amount and the appropriate Transaction Fee (collectively, the “Creation Deposit”) as consideration for the purchase of a Creation Unit. The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. The Adviser may restrict purchases of Creation Units to be on an in-kind basis at any time and without prior notice, in all cases at the Adviser’s discretion.

The Custodian, using information provided by the Administrator, makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Creation Deposit (based on information at the end of the previous Business Day). Such Creation Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of shares the Fund until such time as the next-announced Creation Deposit composition is made available. The Custodian, using information provided by the Administrator, will also make available through the NSCC on each Business Day information about the previous day’s Balancing Amount.

The identity and number of shares of the Deposit Securities required for a Creation Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security or Deposit Securities which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Creation Deposit, in the composition of the subject index being tracked by the Fund, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Creation Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding share of the Fund, will be made available.

Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. The Participation Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of shares so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Amount

Creation Units of the Fund may, at the discretion of the Adviser, be sold for cash (the “Cash Purchase Amount”). Creation Units are sold at their NAV plus a Transaction Fee, as described below. The Advisor may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at the Advisor’s discretion.

Purchase Cut-Off Times

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. Purchase orders placed through the Clearing Process, as well as purchase orders placed outside the Clearing Process, must be received by 4:00 pm, Eastern Time in order to receive that day’s closing NAV per share, as set forth in the table below. In all cases purchase/redeem procedures are at the discretion of the Adviser and may be changed without notice.

Fund	Creation Cut-Off Time (Eastern Time)
Impact Shares NAACP Minority Empowerment ETF	4:00 pm

Purchases through and outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite deposit securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor.

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. The Creation Deposit transfer must be ordered on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. Eastern Time of the next Business Day immediately following such Transmittal Date. The cash equal to the Cash Amount must be transferred directly to the Fund through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Fund no later than 2:00 p.m. Eastern Time on the next Business Day immediately following the Transmittal Date. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer.

Rejection of Purchase Orders. The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect to the Fund if (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the deposit securities delivered are not as specified by the Adviser and the Adviser has not consented to acceptance of an in-kind deposit that varies from the designated deposit securities; (d) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (e) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (f) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the value of a Cash Purchase Amount, or the value of the Balancing Amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant cut-off time for the Fund on the Transmittal Date; or (h) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemption of Creation Units. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Custodian, using information provided by the Administrator, through the NSCC, makes available prior to the opening of business on the Exchange on each Business Day, the identity of the Fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form on that day. Fund securities received in redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Redemption proceeds for a Creation Unit generally consist of cash; however, the Fund also reserves the right to make the redemptions entirely or partly in the announced Fund securities plus or minus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund securities, less a redemption transaction fee.

Redemptions of shares for Fund securities will be subject to compliance with applicable federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash if the Trust could not lawfully deliver specific Fund securities upon redemptions or could not do so without first registering the Fund securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the Exchange is closed on days other than weekdays or holidays; (ii) during periods when trading on the Exchange is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

Redemption Cut-Off Times

An Authorized Participant may place an order to redeem Creation Units (i) through the Clearing Process, or (ii) outside the Clearing Process. Redemption orders placed through the Clearing Process, as well as redemption orders placed outside the Clearing Process, must be received by 4:00 pm, Eastern Time in order to receive that day’s closing NAV per share, as set forth in the table below. In all cases purchase/redeem procedures are at this discretion of the Advisor and may be changed without notice.

Fund	Redemption Cut-Off Time (Eastern Time)
Impact Shares NAACP Minority Empowerment ETF	4:00 pm

Placement of Redemption Orders using the Clearing Process. Orders to redeem Creation Units of the Fund through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received by the cut-off times set forth in “Redemption Cut-Off Times” above. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The requisite cash or Fund securities and the Balancing Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. A redemption order must be received by the cut-off times set forth in “Redemption Cut-Off Times” above. The order must be accompanied by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 am Eastern Time on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”). All other procedures set forth in the Authorized Participant Agreement must be properly followed. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite cash and, if applicable, Fund securities, which are expected to be delivered within three Business Days following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee of $500 is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. Creations and redemptions are also subject to an additional variable charge of up to 1% of the net asset value per Creation Unit, inclusive of the standard transaction fee, for (i) in-kind creations or redemptions effected outside the normal Clearing Process, (ii) in whole or partial cash creations, (iii) in whole or partial cash redemptions or (iv) non-standard orders. The variable component is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. In all cases, the Transaction Fee will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge the variable portion of a Transaction Fee on certain orders when Impact Shares has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. The variable portion of a Transaction Fee may be higher or lower than the trading expenses incurred by a Fund with respect to the transaction. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other financial intermediary may pay fees for such services.

Continuous Offering. The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells some or all of the shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution

(as contrasted to ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that under 1933 Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s Prospectus is available at the national securities exchange on which the shares of the Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.

INCOME TAX CONSIDERATIONS

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this SAI. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders (including shareholders owning large positions in a Fund), and the discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

Taxation of the Fund

The Fund intends to elect to be treated and intends each year to qualify and to be eligible to be treated as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain ETFs and certain master limited partnerships (“MLPs”) in which a Fund may invest may qualify as qualified publicly traded partnerships.

For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if a Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long- term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower net capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of such Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any investment company taxable income retained by a Fund will be subject to Fund-level tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (defined below), its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, such Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. Carryforward losses may be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of such Fund by a shareholder owning or treated as owning 5% or more of the stock of such Fund. The Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Distributions are taxable to shareholders even if they are paid from gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares pursuant to DTC’s Dividend Reinvestment Service (see “Dividends and Other Distributions” in the Fund’s Prospectus).

The Fund (or broker or other financial intermediary through which you own your shares) will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (defined below) may also be subject to state, local or other taxes.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of such Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. The Fund does not expect a significant portion of its distributions to be eligible for treatment as qualified dividend income.

Any distribution of income attributable to qualified real estate investment trust (“REIT”) dividends or qualified publicly traded partnership income from a Fund’s investment in a REIT or qualified publicly traded partnership, as applicable, will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT or qualified publicly traded partnership directly.

Dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by such Fund from domestic corporations for the taxable year. A dividend received by a

Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that a Fund have held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the applicable Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

If a Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

A Fund’s dividends representing distributions of interest income and capital gains or distributions from entities that are not corporations for U.S. tax purposes will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends- received deduction for corporate shareholders. In addition, any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a Medicare contribution tax of 3.8% on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. “Net investment income” generally includes for this purpose, among other things, (i) distributions paid by a Fund, including any capital gain dividends, and (ii) net gain recognized on the sale, exchange, redemption or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Return of Capital Distributions

If a Fund makes a distribution to a shareholder in excess of such Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the fair market value of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether such Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

A Fund’s investment in swaps, if any, will generate ordinary income and losses for federal income tax purposes. A Fund’s investments in futures and swaps may cause the Fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a Fund-level tax. A Fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. A Fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

In addition to the special rules described above in respect of options, futures transactions and swaps, a Fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund may make any applicable elections pertaining to such transactions consistent with the interests of the Fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

If a Fund participates in a short sale and, on the date of such short sale, the Fund either (i) does not hold securities substantially identical to those sold short or (ii) has held such substantially identical securities for one year or less, the character of gain or loss realized on such a short sale generally will be short-term. If a Fund participates in a short sale and, on the date of such short sale, the Fund has held substantially identical securities for more than one year, the character of gain realized on such short sale will be determined by reference to the Fund’s holding period in the property actually used to close the short sale; the character of loss realized on such short sale generally will be long term, regardless of the holding period of the securities actually used to close such short sale. Because net short- term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

A Fund’s investments in shares of another ETF, a mutual fund or another company that qualifies as a RIC (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii)the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, a Fund must include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund have not yet actually received the cash distribution.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

Investments in high-yield debt obligations (known as “junk”) or other distressed debt obligations that are at risk of or in default present special tax issues for a Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Any transactions by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent years.

Any equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund’s income from or its gains or proceeds in respect of the disposition of its investments in foreign countries may be subject to withholding and other taxes imposed by such countries. These withholding and other taxes will decrease a Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

In addition, certain of a Fund’ derivatives transactions and investments in foreign currency-denominated debt instruments as well as any of a Fund’s transactions in foreign currencies or its hedging activities are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Backup Withholding

The Fund (or a broker or other financial intermediary through which shares are held) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Sale or Exchange of Fund Shares

The sale or exchange of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss from other sources. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Upon the exchange of Fund shares, the applicable Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you exchanged. See the Prospectus for more information.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders;

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally will not be subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long- term capital losses, and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPI”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder that (A) has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts. Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisers.

Special rules apply to distributions to certain foreign shareholders from a RIC that is a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition of USRPIs. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. Neither Fund generally expects that it will be a USRPHC or would be a USRPHC but for the operation of the special exceptions referred to above, and thus does not expect these special tax rules to apply.

In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, a RIC serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a RIC if shares in that RIC constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a RIC recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the RIC exceeds the RIC’s investment company taxable income (after taking into account deductions for dividends paid by the RIC).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of the RIC and that RIC recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a RIC may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the RIC.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of redemptions or exchanges of Fund shares and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest- related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Creation and Redemption of Creation Units

An Authorized Participant that purchases Creation Units in exchange for cash, portfolio securities or a combination thereof is generally expected to recognize a gain or a loss on the exchange. The gain or loss generally will be equal to the difference between the market value of the Creation Units at the time and the sum of the cash paid by the Authorized Participant and the Authorized Participant’s aggregate basis in any securities surrendered by the Authorized Participant. An Authorized Participant that redeems Creation Units for cash and/or portfolio securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units surrendered and the sum of the cash received by the Authorized Participant and the aggregate market value of any securities received by the Authorized Participant. In certain cases, however, the IRS may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax adviser with respect to whether or when a loss might be deductible.

Gain or loss recognized by an Authorized Participant upon a purchase of Creation Units in exchange for Component Securities may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon a purchase of Creation Units in exchange for Component Securities generally will be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon a redemption of Creation Units generally will be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gain or loss generally will be treated as short-term capital gain or loss. Authorized Participants should consult their own tax adviser with respect to the tax treatment to them of any creation or redemption transaction.

Substantial Share Purchases by Authorized Participants

A Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

The Trust hereby undertakes, as a condition to the effectiveness of the registration of its securities under the Securities Act of 1933 and pursuant to Section 14(a)(3) of the 1940 Act that it will not accept any commitments to purchase shares unless and until it has firm agreements in place with not more than 25 responsible persons to purchase securities of the Trust for an aggregate net amount equal to at least $100,000 and (i) such aggregate amount will be paid to the Trust prior to accepting any commitments to purchase shares from persons in excess of 25 and (ii) any such amounts paid to the Trust, including any sales load, will be refunded in full to a shareholder upon demand in the event net proceeds received by the Trust do not result in the Trust having a net worth of at least $100,000 within 90 days of the effectiveness of such registration.

APPENDIX A —

IMPACT SHARES, CORP.

PROXY VOTING POLICY

Proxy Voting and Class Actions

Background

Rule 206(4)-6 under Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to Client Securities to do the following:

•	Adopt and implement written policies and procedures reasonably designed to ensure that Impact Shares votes Client Securities in the Clients’ best interests. Such policies and procedures must address the manner in which Impact Shares will resolve material conflicts of interest that can arise during the proxy voting process.

•	Disclose to Clients how they may obtain information from Impact Shares about how Impact Shares voted with respect to their Securities.

•	Describe to Clients Impact Shares’ proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Risks

•	Impact Shares would violate its fiduciary duty to clients if it failed to properly develop proxy voting policies and procedures.

Policy

General

Impact Shares exercises proxy voting authority on behalf of Clients. It is Impact Shares’ policy generally to vote against any management proposals that Impact Shares believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance.

Impact Shares has retained Institutional Shareholder Services Inc. (“ISS”) to provide proxy voting services. Impact Shares’ proxy voting guidelines have been provided to ISS for purposes of rendering those services.

Impact Shares may refrain from voting proxies at its discretion.

Conflicts of Interest

Impact Shares must act as a fiduciary when voting proxies on behalf of its Clients. In that regard, Impact Shares seeks to avoid possible conflicts of interest in connection with proxy voting. Examples of a conflict of interest include:

•	Impact Shares provides investment advice to an officer or director of an issuer. Impact Shares receives a proxy solicitation from that issuer or from a competitor of that issuer.

•	Impact Shares or an affiliate has a financial interest in the outcome of a proxy vote, such as when Impact Shares is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Impact Shares.

•	An issuer or some other third party offers Impact Shares or an Employee compensation in exchange for voting a proxy in a particular way.

•	An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer. Impact Shares receives a proxy solicitation from that issuer.

Guidelines

Business Operations

Impact Shares generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that Impact Shares believes will not typically have a significant negative effect on the value of the investment. Such proposals include, but are not limited to:

•	Name changes;

•	Election of directors;

•	Ratification of auditors;

•	Maintaining current levels of directors’ indemnification and liability;

•	Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and

•	Employee stock purchase or ownership plans.

Change in Status and Other Matters

Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

•	Mergers, acquisitions, restructurings;

•	Reincorporation; and

•	Changes in capitalization.

Impact Shares will typically vote against any proposal that has a negative impact on its investment.

Voting on Social Matters

Impact Shares mission is to facilitate positive corporate social behavior through alignment of capital with specific desired corporate social outcomes. Impact Shares may, at times, submit shareholder resolutions that further fund specific social outcomes and vote shares in line with those outcomes. In line with that mission Impact Shares believes that well-managed companies are attentive to social impacts, and take appropriate steps to measure, manage, and disclose policies, programs, and performance with respect to social impacts. Impact

Shares will generally support proposals that request that companies undertake reasonable efforts to measure, manage, and report on their social impacts, including impacts throughout their supply chains. Corporations have a variety of impacts on society including, but not limited to, the following categories:

Diversity. Companies that have strong diversity policies and programs and those that disclose the performance and success of those programs are, we believe, less vulnerable to disruptions as a result of workplace strife, exceptional turnover, costly lawsuits and reputational damage.

•	Impact Shares will generally vote in favor of proposals that request disclosure of a company’s workforce diversity data, pay ratios by demographic categories and those that request that companies expand their equal employment opportunity statement to include sexual orientation and gender identity and/or expression.

Gender Equality. Impact Shares believes that companies that take affirmative steps to attract, retain and promote women and to advance gender equality and women’s empowerment in the workplace and beyond are better-managed companies.

•	Impact Shares will generally vote in favor of proposals that request the adoption of board committee charter language that would require the company to consider female and/or minority candidates in every director search and those that seek increased disclosure of policies and program aimed at promoting gender equality and empowerment.

Human Rights. Impact Shares believes it is the responsibility of businesses to protect and uphold human rights in their own operations and throughout their supply chain. It is also critical for companies to manage human rights as failing to do so can result in costly legal and reputational risk.

•	Repressive Regimes: Impact Shares will generally vote in favor of proposals that request that companies adopt policies regarding, or increase reporting around any involvement with, repressive regimes or conflict zones.

•	Human Trafficking: Impact Shares will generally vote in favor of proposals that request that companies adopt policies to prohibit human (labor and sex) trafficking or programs to educate employees and consumers about related risks.

•	Negative Images & Stereotyping: Impact Shares will generally vote in favor of proposals that request that companies develop policies governing the use of images of indigenous peoples, women or other identifiable groups in their advertising, brand, or mascots.

Indigenous Peoples’ Welfare. Impact Shares believes a company’s effectiveness in managing indigenous relations is an indicator of management quality. Failing to address indigenous relations issues when they arise can pose reputational, regulatory and financial risks to corporations.

•	Impact Shares will generally vote in favor of proposals requesting that companies develop policies or programs to prevent or mitigate harm to indigenous peoples, or that request that companies report on their impacts to indigenous peoples.

Labor Relations. Impact Shares believes that constructive labor management relations are an indicator of sound management and a sustainable business model.

•	Impact Shares will generally vote in favor of proposals that request that companies adopt policies or codes of conduct that address employees’ rights to collective bargaining or other labor relations issues that protect employees’ rights.

Product Safety and Integrity. Impact Shares believes that a company’s failure to comply with regulatory requirements and problems associated with product safety or product promotion can have far-reaching, negative consequences for consumers and therefore can result in reputational and financial damage to the company. Product recalls, often as a result of product safety issues, in particular, can cause considerable harm to a company’s revenues, reputation, profitability, publicity and brand integrity.

•	Impact Shares will generally vote in favor of proposals that request that companies take steps to improve product-related safety performance or report on product safety and integrity issues. These issues may include, but are not limited to, privacy & data security, toxicity, animal welfare, nanomaterials, and product recalls.

Workplace Health and Safety. Impact Shares believes a company’s commitment to workplace and employee safety is a key component of its overall sustainability profile. The costs of workplace accidents can grow quickly when factoring in workers’ compensation payments, legal expenses associated with litigation, regulatory penalties and compliance costs.

•	Impact Shares will generally vote in favor of proposals that request that companies adopt policies to address workplace health and safety and increase disclosure of workplace safety practices and performance.

Community. Impact Shares believes that companies that are committed to having a positive impact on the communities in which they operate tend to be better-managed companies. Not only are these companies better able to avoid reputational and legal risks that can result from negative community relations – positive community relations are often an indication of superior management.

•	Impact Shares will generally vote in favor of proposals that request that companies adopt policies or report on practices that govern community engagement.

Other Issues

Impact Shares will vote on issues that are not covered in these Guidelines in accordance with the Principles outlined above.

Proxy Admin Procedures

In general, because Impact Shares will vote proxies according to the Proxy Administrator’s Proxy Voting Guidelines.

Impact Shares may determine that it is in the best interests of its Clients to depart from Proxy Administrator’s Proxy Voting Guidelines when voting a particular proxy. In this case, the CIO or

Portfolio Manager will decide how to vote the proxy, providing the CCO with the reason for deviating from Proxy Administrator’s Proxy Voting Guidelines and identifying any known conflicts of interest. The CCO will also conduct a review to determine if there are any conflicts of interest related to the issuer. If no material conflicts of interest are identified, the CCO will direct the Proxy Administrator to vote the proxy as recommended by the CIO or Portfolio Manager. If a material conflict of interest is identified, deviation from the Proxy Administrator’s recommendation will not be permitted.

Class Actions

Impact Shares’ standard advisory contract authorizes Impact Shares to direct Client participation in class actions. Impact Shares shall determine appropriate participation in any class action.

Impact Shares generally does not file class actions for accounts or funds which have been closed. Additionally, Impact Shares usually does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Proxy Admin

•	The Chief Compliance Officer directs the Proxy Administrator to vote Client proxies according to their Proxy Voting Guidelines. Any deviations from these recommendations must be approved in writing by the CCO.

•	Any proxy that potentially involves other conflicts of interest must be escalated to the Chief Compliance Officer for review and determination of any further actions that may be appropriate.

•	Where the Chief Compliance Officer determines there is a potential for a material conflict of interest regarding a proxy, the Chief Compliance Officer will consult with the portfolio manager and a determination will be made as to whether one or more of the following steps will be taken: (i) inform Clients of the material conflict and Impact Shares’ voting decision; (ii) discuss the proxy vote with Clients; (iii) fully disclose the material facts regarding the conflict and seek the Clients’ consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party.

•	The Chief Compliance Officer will document the steps taken to evidence that the proxy vote was in the best interest of Clients and not the product of any material conflict. Such documentation will be maintained in accordance with required recordkeeping procedures.